JPMORGAN TRUST I

JPMorgan Tax Aware Income Opportunities Fund

(All Share Classes)

JPMORGAN TRUST II

JPMorgan Tax Free Bond Fund

(All Share Classes)

Supplement dated April 19, 2018

to the Summary Prospectuses, Prospectuses and

Statement of Additional Information dated July 1, 2017, as supplemented

At a special meeting of shareholders held on April 19, 2018, the shareholders of the JPMorgan Tax Aware Income Opportunities Fund (the “Acquired Fund”) approved the proposed Agreement and Plan of Reorganization by and among JPMorgan Trust II, on behalf of its series JPMorgan Tax Free Bond Fund (the “Acquiring Fund”), and JPMorgan Trust I, on behalf of the Acquired Fund, pursuant to which the Acquired Fund will transfer all of its assets attributable to each class of its shares to the Acquiring Fund, in exchange for shares of the corresponding class of the Acquiring Fund, as set forth in the following table, and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which each shareholder is entitled in complete liquidation of the Acquired Fund. Each holder of a class of shares of the Acquired Fund will receive, following the transfer, on a tax-free basis for federal income tax purposes, a number of full and fractional shares of the corresponding class of shares of the Acquiring Fund, having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business of the New York Stock Exchange, usually 4:00 p.m. New York time, on the closing day of the reorganization. The reorganization is expected to close as of the close of business on May 4, 2018.

JPMorgan Tax Aware Income Opportunities Fund	reorganized into	JPMorgan Tax Free Bond Fund
Class A	[	Class A
Class C	[	Class C
Class I	[	Class I

The Acquired Fund will be required to reposition its portfolio (approximately 9.8% as of April 17, 2018) prior to the reorganization for the purpose of transferring only those assets that are consistent with the Acquiring Fund’s investment strategy. Any net capital gains recognized on these sales (to the extent not offset by available capital loss carryforwards) will be distributed to Acquired Fund shareholders prior to the reorganization, which would generally be taxable to such shareholders. Additionally, any undistributed net investment income will be distributed to Acquired Fund shareholders prior to the reorganization, a portion of which may be taxable to such shareholders.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-INC-418